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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                   ----------

                                  FORM 8-K/A-1
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)     August 7, 1998
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                    Pennsylvania Real Estate Investment Trust
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               (Exact Name of Registrant as Specified in Charter)


Pennsylvania                        1-6300                  23-6216339
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(State or Other Jurisdiction        (Commission             (IRS Employer
         of Incorporation)          File Number)            Identification No.)


455 Pennsylvania Avenue, Suite 135, Fort Washington, Pennsylvania  19034
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(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:  (215) 542-9250
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 2.           Acquisition or Disposition of Assets.

         The undersigned registrant hereby amends and restates subparagraph (c) of Item 7 of its Current Report on Form 8-K dated August 7, 1998, filed on August 13, 1998, as set forth below:


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


         (c)      Exhibits

                  2* Contribution Agreement among The Woods Associates, a Pennsylvania limited partnership, certain general, limited and special limited partners thereof, PREIT Associates, L.P., a Delaware limited partnership, and Pennsylvania Real Estate Investment Trust, a Pennsylvania business trust, dated as of July 24, 1998, as amended by Amendment #1 to Contribution Agreement, dated as of August 7, 1998.

                  23       Consent of Arthur Andersen LLP


    * Pursuant to Item 601(b)(2) of Regulation S-K, the schedules and exhibits to the Contribution Agreement are omitted. The Contribution Agreement identifies the contents of all schedules and exhibits thereto, and the registrant agrees to furnish supplementally copies of such schedules and exhibits to the Securities and Exchange Commission upon request.



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         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.

                    PENNSYLVANIA REAL ESTATE INVESTMENT TRUST


Date:  September 28, 1998  By: /s/ Jonathan B. Weller
                               -------------------------------------
                               Jonathan B. Weller
                               President and Chief Operating Officer



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                                  Exhibit Index


Number                  Exhibit                                    Page Number
------                  --------                                   -----------
23                      Consent of Arthur Andersen LLP             5


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                              ARTHUR ANDERSEN LLP



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated June 22, 1998 in the Registrant's Form 8-K dated August 13, 1998 on the statement of revenue and certain expenses of The Woods Apartments into the Registrant's previously filed Registration Statements on Forms S-3 (File No. 33-61115 and File No. 333-49817) and Forms S-8 (File No. 33-59771, File No.
33-59773 and File No. 33-59767).


                                                         /s/ ARTHUR ANDERSEN LLP


Philadelphia, Pa.,
August 12, 1998